UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY ("DTC") TO CV THERAPEUTICS, INC. (OR ITS SUCCESSOR) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, CONVERSION OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE NOTES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED OR SOLD EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT); (2) AGREES THAT IT WILL NOT WITHIN TWO YEARS AFTER THE ORIGINAL ISSUANCE OF THE NOTE EVIDENCED HEREBY RESELL OR OTHERWISE TRANSFER THE NOTE EVIDENCED HEREBY OR THE COMMON STOCK ISSUABLE UPON CONVERSION OF SUCH NOTE EXCEPT (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (D) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT (AND WHICH CONTINUES TO BE EFFECTIVE AT THE TIME OF SUCH TRANSFER); AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THE NOTE EVIDENCED HEREBY IS TRANSFERRED (OTHER THAN A TRANSFER PURSUANT TO CLAUSE 2(D) ABOVE) A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THE NOTE EVIDENCED HEREBY WITHIN TWO YEARS AFTER THE ORIGINAL ISSUANCE OF SUCH NOTE (OTHER THAN A TRANSFER PURSUANT TO CLAUSE 2(D) ABOVE), THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO NORWEST BANK MINNESOTA, N.A., AS TRUSTEE (OR ANY SUCCESSOR TRUSTEE, AS APPLICABLE). IF THE PROPOSED TRANSFER IS PURSUANT TO CLAUSE 2(C) ABOVE, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO NORWEST BANK MINNESOTA, N.A., AS TRUSTEE (OR ANY SUCCESSOR TRUSTEE, AS APPLICABLE), SUCH CERTIFICATIONS, LEGAL OPINIONS AND OTHER INFORMATION AS THE COMPANY MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE

REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, THIS LEGEND WILL
BE REMOVED UPON THE EARLIER OF THE TRANSFER OF THIS NOTE EVIDENCED HEREBY PURSUANT TO CLAUSE 2(C) OR 2(D) ABOVE OR THE EXPIRATION OF
TWO YEARS FROM THE ORIGINAL ISSUANCE OF THE NOTE EVIDENCED
HEREBY.

                    CV THERAPEUTICS, INC.

        4 3/4  % Convertible Subordinated Note due 2007

                                            CUSIP NO. 126667 AA 2

No.     1                                            $175,000,000


          CV THERAPEUTICS, INC., a Delaware corporation (the "Company", which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or its registered assigns, the principal sum of One Hundred Seventy Five Million U.S. Dollars ($175,000,000) on March 7, 2007.

          Interest Payment Dates: March 7 and September 7, commencing September 7, 2000.

          Regular Record Dates:  February 20 and August 20.

          Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         IN WITNESS WHEREOF, the Company has caused this Security to be duly executed manually or by facsimile by its duly authorized officers.

Dated:                        CV THERAPEUTICS, INC.


                              By:
                                   Name:
                                   Title:


                              By:
                                   Name:
                                   Title:


Trustee's Certificate of Authentication

This is one of the 4 3/4  % Convertible Subordinated
Notes due 2007 described in the within-named
Indenture.


NORWEST BANK MINNESOTA, N.A.

as Trustee


By:
     Authorized Signatory


Dated:

                    [REVERSE OF SECURITY]

                    CV THERAPEUTICS, INC.

        4 3/4  % Convertible Subordinated Note due 2007


     Capitalized terms used herein but not defined shall have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

1.   Principal and Interest.

     CV Therapeutics, Inc., a Delaware corporation (the "Company") promises to pay interest on the principal amount of this Security at the Interest Rate from the date of issuance until repayment at Maturity, redemption or repurchase. The Company will pay interest on this Security semiannually in arrears on March 7 and September 7 of each year (each an "Interest Payment Date"), commencing September 7, 2000.

     Interest on the Securities shall be computed (i) for any full semiannual period for which a particular Interest Rate is applicable on the basis of a 360-day year of twelve 30-day months and (ii) for any period for which a particular Interest Rate is applicable shorter than a full semiannual period for which interest is calculated, on the basis of a 30-day month and, for such periods of less than a month, the actual number of days elapsed over a 30-day month.

     A Holder of any Security at the close of business on a Regular Record Date shall be entitled to receive interest on such Security on the corresponding Interest Payment Date. A Holder of any Security which is converted after the close of business on a Regular Record Date and prior to the corresponding Interest Payment Date (other than any Security whose Maturity is prior to such Interest Payment Date) shall be entitled to receive interest on the principal amount of such Security, notwithstanding the conversion of such Security prior to such Interest Payment Date. However, any such Holder which surrenders any such Security for conversion during the period between the close of business on such Regular Record Date and ending with the opening of business on the corresponding Interest Payment Date shall be required to pay the Company an amount equal to the interest on the principal amount of such Security so converted, which is payable by the Company to such Holder on such Interest Payment Date, at the time such Holder surrenders such Security for conversion. Notwithstanding the foregoing, any such Holder which surrenders for conversion any Security which has been called for redemption by the Company in a notice of redemption given by the Company pursuant to
Section 10.5 of the Indenture (whether the Redemption Date for such Security is on such Interest Payment Date or otherwise) shall be entitled to receive (and retain) such interest and need not pay the Company an amount equal to the interest on the principal amount of such Security so converted at the time such Holder surrenders such Security for conversion.

     In accordance with the terms of the Resale Registration
Rights Agreement, dated March 7, 2000, between the Company and Merrill Lynch & Co., Merrill Lynch, Pierce,

Fenner & Smith Incorporated, J.P. Morgan Securities Inc., FleetBoston Robertson Stephens Inc. and SG Cowen Securities Corporation, during the first 90 days following a Registration Default
(as defined in the Registration Rights Agreement), the Interest Rate borne by the Securities shall be increased by 0.25% on:

          (A)  June 6, 2000, if the shelf registration
     statement (the "Shelf Registration Statement") is not filed prior to or on June 5, 2000;

          (B)  August 5, 2000, if the Shelf Registration
     Statement is not declared effective by the Securities and Exchange Commission prior to or on August 4, 2000;

          (C) the day after the fifth Business Day after the Shelf Registration Statement, previously declared effective, ceases to be effective or fails to be usable, if a post-effective amendment (or report filed pursuant to the Exchange Act) that cures the Shelf Registration Statement is not filed with the Securities and Exchange Commission during such five Business Day period; or

          (D) the day following the 45th or 60th day, as the case may be, of any period that the prospectus contained in the Shelf Registration Statement has been suspended, if such suspension has not been terminated.

From and after the 91st day following such Registration
Default, the Interest Rate borne by the Securities shall be increased by 0.50%. In no event shall the Interest Rate borne by the Securities be increased by more than 0.50%.

     Any amount of additional interest will be payable in cash semiannually, in arrears, on each Interest Payment Date and will cease to accrue on the date the Registration
Default is cured. The Holder of this Security is entitled to the benefits of the Registration Rights Agreement.

2.   Method of Payment.

     Interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest
Payment Date shall be paid to the person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record
Date for such interest.

     Principal of, and premium, if any, and interest on, Global Securities will be payable to the Depositary in immediately available funds.

     Principal and premium, if any, on Physical Securities will be payable at the office or agency of the Company maintained for such purpose, initially the Corporate Trust Office of the Trustee. Interest on Physical Securities will be payable by (i) U.S. Dollar check drawn on a bank located thecity where the Corporate Trust Office of the Trustee is located mailed to the address of the Person entitled thereto as such address shall appear in the Register, or (ii) upon application to the Registrar not later than the relevant Record

Date by a Holder of an aggregate principal amount in excess of $5,000,000, wire transfer in immediately available funds.

3.   Paying Agent and Registrar.

     Initially, Norwest Bank Minnesota, National
Association, the Trustee under the Indenture, will act as Paying Agent and Registrar. The Company may change the
Paying Agent or Registrar without notice to any Holder.

4.   Indenture.

     The Company issued this Security under an Indenture, dated as of March 7, 2000 (the "Indenture"), between the Company and Norwest Bank Minnesota, National Association, as trustee (the "Trustee"). The terms of the Security include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended ("TIA"). This Security is subject to all such terms, and Holders are referred to the Indenture and the TIA for a statement of all such terms. To the extent permitted by applicable law, in the event of any inconsistency between the terms of this Security and the terms of the Indenture, the terms of the Indenture shall control.

5.   Provisional Redemption.

     The Securities may be redeemed at the election of the Company, as a whole or from time to time in part or any date, at any time prior to March 7, 2003 (a "Provisional Redemption"), at a Redemption Price equal to $1,000 per $1,000 principal amount of the Securities plus accrued and unpaid interest, if any, to but excluding the date of redemption (the "Provisional Redemption Date") if (i) the Closing Price of the Common Stock has exceeded 150% of the Conversion Price (as may be adjusted from time to time) then in effect for at least 20 trading Days in any consecutive 30-Trading Day period ending on the Trading Day prior to the date of mailing of the provisional notice of redemption upon not less than 20 nor more than 60 days notice (the "Notice Date"), and (ii) a registration statement covering resales of the Securities and Common Stock issuable upon the conversion thereof is effective and available for use and is expected to remain effective for the 30 days following the Provisional Redemption Date.

     Upon any such Provisional Redemption, the Company shall make an additional payment in cash (the "Make-Whole Payment") with respect to the Securities called for redemption to Holders on the Notice Date in an amount equal to $107.14 per $1,000 principal amount of the Securities, less the amount of any interest actually paid on such Securities prior to the Notice Date. The Company shall make the Make-Whole Payment on all Securities called for Provisional Redemption, including those Securities converted into Common Stock between the Notice Date and the Provisional Redemption Date.

6.   Optional Redemption.

     Except as provided above, this Security is not redeemable prior to March 7, 2003. This Security may be redeemed in whole or in part, upon not less than 20 nor more than 60 days' notice, at any time on or after March 7, 2003, at the option of the Company, at the redemption price (expressed as percentages of the principal amount) set forth below if redeemed during the 12-month period beginning March 7 of the years indicated and ending March 6 of the following years, plus any interest accrued but not paid prior to the Optional Redemption Date.

          During the Twelve Months
          Commencing                                    Redemption Prices

          March 7, 2003, through March 6, 2004                   102.714%
          March 7, 2004, through March 6, 2005                   102.036%
          March 7, 2005, through March 6, 2006                   101.357%
          March 7, 2006 and thereafter                           100.679%

     If fewer than all the Securities are to be redeemed, the Trustee shall select the particular Securities to be redeemed from the Outstanding Securities by the methods as provided in the Indenture. If any Security selected for partial redemption is converted in part before termination of the conversion right with respect to the portion of the Security so selected, the converted portion of such Security shall be deemed to be the portion selected for redemption (provided, however, that the Holder of such Security so converted and deemed redeemed shall not be entitled to any additional interest payment as a result of such deemed redemption than such Holder would have otherwise been entitled to receive upon conversion of such Security). Securities which have been converted during a selection of Securities to be redeemed may be treated by the Trustee as Outstanding for the purpose of such selection.

     On and after the Redemption Date, interest ceases to accrue on Securities or portions of Securities called for redemption, unless the Company defaults in the payment of the Redemption Price and accrued and unpaid interest.

     Notice of redemption will be given by the Company to the Holders as provided in the Indenture.

7.   Repurchase Right Upon a Change of Control.

     If a Change in Control occurs, the Holder of Securities, at the Holder's option, shall have the right, in accordance with the provisions of the Indenture, to require the Company to repurchase the Securities (or any portion of the principal amount hereof that is at least $1,000 or an integral multiple thereof, provided that the portion of the principal amount of this Security to be Outstanding after such repurchase is at least equal to $1,000) at the Repurchase Price, plus any interest accrued and unpaid to the Repurchase Date.

     Subject to the conditions provided in the Indenture, the Company may elect to pay the Repurchase Price by delivering a number of shares of Common Stock equal to (i) the Repurchase Price divided by (ii) 95% of the average of the Closing Prices per share for the five consecutive
Trading Days immediately preceding and including the third
Trading Day prior to the Repurchase Date.

     No fractional shares of Common Stock will be issued upon repurchase of any Securities. Instead of any fractional share of Common Stock which would otherwise be issued upon conversion of such Securities, the Company shall pay a cash adjustment as provided in the Indenture.

     A Company Notice will be given by the Company to the Holders as provided in the Indenture. To exercise a repurchase Right, a Holder must deliver to the Trustee a written notice as provided in the Indenture.

8.   Conversion Rights.

     Subject to and upon compliance with the provisions of the Indenture, the Holder of Securities is entitled, at such Holder's option, at any time before the close of business on March 1, 2007 to convert the Holder's Securities (or any portion of the principal amount hereof which is $1,000 or an integral multiple thereof), at the principal amount thereof or of such portion, into duly authorized, fully paid and nonassessable shares of Common Stock of the Company at the Conversion Price in effect at the time of conversion.

     In the case of a Security (or a portion thereof) is called for redemption, such conversion right in respect of the Security (or such portion thereof) so called, shall expire at the close of business on the second Business Day preceding the Redemption Date, unless the Company defaults in making the payment due upon redemption. In the case of a Change of Control for which the Holder exercises its Repurchase Right with respect to a Security (or a portion thereof), such conversion right in respect of the Security (or portion thereof) shall expire at the close of business on the Business Day immediately preceding the Repurchase Date.

     The Conversion Price shall be initially equal to $63.84 per share of Common Stock. The Conversion Price shall be adjusted under certain circumstances as provided in the Indenture.

     To exercise the conversion right, the Holder must surrender the Security (or portion thereof) duly endorsed or assigned to the Company or in blank, at the office of the Conversion Agent, accompanied by a duly signed conversion notice to the Company. Any Security surrendered for conversion during the period between the close of business on any Regular Record Date to the opening of business on the corresponding Interest Payment Date (other than any Security whose Maturity is prior to such Interest Payment Date), shall be accompanied by payment in New York Clearing House funds or other funds acceptable to the Company of an amount equal to the interest payable on such Interest Payment Date by the Company on the principal amount of the Security being surrendered for conversion. Notwithstanding the foregoing, any such Holder which surrenders for conversion any Security which has been called for redemption by the Company in a notice of redemption given by the Company pursuant to
Section 10.5 hereof (whether the Redemption Date for such Security is on such Interest Payment Date or otherwise), need not pay the Company an amount equal to the interest in the principal amount of such Security so converted at the time such Holder surrenders such Security for conversion.

     No fractional shares of Common Stock will be issued upon conversion of any Securities. Instead of any fractional share of Common Stock which would otherwise be issued upon conversion of such Securities, the Company shall pay a cash adjustment as provided in the Indenture.

9.   Subordination.

     The Indebtedness evidenced by this Security is, to the extent and in the manner provided in the Indenture, subordinated and subject in right of payment to the prior payment in full of all amounts then due on all Senior Debt of the Company, and this Security is issued subject to such provisions of the Indenture with respect thereto. Each Holder of this Security, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on such Holder's behalf to take such action as may be necessary or appropriate to effectuate the subordination so provided and (c) appoints the Trustee such Holder's attorney-in-fact for any and all such purposes.

10.  Denominations; Transfer; Exchange.

     The Securities are issuable in registered form, without coupons, in denominations of $1,000 and integral multiples of $1,000 in excess thereof. A Holder may register the transfer or exchange of Securities in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Company may require a Holder to pay any taxes and fees required by law or permitted by the Indenture.

     In the event of a redemption in part, the Company will not be required (a) to register the transfer of, or exchange, Securities for a period of 15 days immediately preceding the date notice is given identifying the serial numbers of the Securities called for such redemption, or (b) to register the transfer of, or exchange, any such Securities, or portion thereof, called for redemption.

     In the event of redemption, conversion or repurchase of the Securities in part only, a new Security or Securities for the unredeemed, unconverted or unrepurchased portion thereof will be issued in the name of the Holder hereof.

11.  Persons Deemed Owners.

     The registered Holder of this Security shall be treated as its owner for all purposes.

12.  Unclaimed Money.

     The Trustee and the Paying Agent shall pay to the Company any money held by them for the payment of principal, premium, if any, or interest that remains unclaimed for two years after the date upon which such payment shall have become due. After payment to the Company, Holders entitled to the money must look to the Company for payment as general creditors unless an applicable abandoned property law designates another Person, and all liability of the Trustee and such Paying Agent with respect to such money shall cease.

13.  Discharge Prior to Redemption or Maturity.

     Subject to certain conditions contained in the Indenture, the Company may discharge its obligations under the Securities and the Indenture if (1) (a) all of the Outstanding Securities shall become due and payable at their scheduled Maturity within one year or (b) all of the Outstanding Securities are scheduled for redemption within one year, and (2) the Company shall have deposited with the Trustee money and/or U.S. Government Obligations sufficient to pay the principal of, and premium, if any, and interest on, all of the Outstanding Securities on the date of Maturity or redemption, as the case may be.

14.  Amendment; Supplement; Waiver.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Outstanding Securities (or such lesser amount as shall have acted at a meeting pursuant to the provisions of the Indenture). The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security or such other Security.

     No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and premium, if any, and interest (including Liquidated Damages, if any) on this Security at the times, places and rate, and in the coin or currency, herein prescribed or to convert this Security (or pay cash in lieu of conversion) as provided in the Indenture.

15.  Defaults and Remedies.

     The Indenture provides that an Event of Default with respect to the Securities occurs when any of the following occurs:

          (a) the Company defaults in the payment of the principal of or premium, if any, on any of the Securities when it becomes due and payable at Maturity, upon redemption or exercise of a Repurchase Right or otherwise, whether or not such payment is prohibited by the subordination provisions of Article 13 of the Indenture;

          (b)  the Company defaults in the payment of
     interest on any of the Securities when it becomes due and payable and such default continues for a period of 30 days, whether or not such payment is prohibited by the subordination provisions of Article 13 of the Indenture;

          (c) the Company fails to deliver shares of Common Stock, together with cash instead of fractional shares, when those shares of Common Stock or cash instead of fractional shares are required to be delivered following conversion of a Security in accordance with the provisions of Article 12 of the Indenture;

          (d) the Company fails to perform or observe any other term, covenant or agreement contained in the Securities or the Indenture and such default continues for a period of 60 days after written notice of such failure is given as specified in the Indenture;

          (e) (i) the Company fails to make any payment by the end of the applicable grace period, if any, after the maturity of any Indebtedness for borrowed money in an amount in excess of $5,000,000, or (ii) there is an acceleration of any Indebtedness for borrowed money in an amount in excess of $5,000,000 because of a default with respect to such Indebtedness without such Indebtedness having been discharged or such acceleration having been cured, waived, rescinded or annulled, in the case of either clause (i) or (ii) above, for a period of 30 days after written notice is given to the Company as specified in the Indenture; and

          (f)  there are certain events of bankruptcy,
     insolvency or reorganization of the Company.

     If an Event of Default shall occur and be continuing, the principal of all the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

16.  Authentication.

     This Security shall not be valid until the Trustee (or authenticating agent) executes the certificate of authentication on the other side of this Security.

17.  Abbreviations.

     Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian) and U/G/M/A (= Uniform Gifts to Minors Act).

18.  Additional Rights of Holders of Transfer Restricted
Securities.

     In addition to the rights provided to Holders under the Indenture, Holders of Transfer Restricted Securities shall have all the rights set forth in the Registration Rights
Agreement.

19.  CUSIP Numbers.

     Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on this Security and the Trustee may use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on this Security or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

20.  Governing Law.

     The Indenture and this Security shall be governed by, and construed in accordance with, the law of the State of New York.

21.  Successor Corporation.

     In the event a successor corporation assumes all the obligations of the Company under this Security, pursuant to the terms hereof and of the Indenture, the Company will be released from all such obligations.

                       ASSIGNMENT FORM


     To assign this Security, fill in the form below and have your signature guaranteed: (I) or (we) assign and transfer this Security to:


        (Insert assignee's soc. sec. or tax I.D. no.)








       (Print or type assignee's name, address and zip
                            code)


and irrevocably appoint
to transfer this Security on the books of the Company.  The
agent may substitute another to act for him.
Dated:                   Your Name:
                              (Print your name exactly as it
                              appears on the face of this
                              Security)

                         Your Signature:
                              (Sign exactly as your name
                              appears on the face of this
                              Security)

                         Signature Guarantee*:














     * Participant in a recognized Signature Guarantee
Medallion Program (or other signature guarantor acceptable to the Trustee).

In connection with any transfer of this Security occurring prior to the end of the period referred to in Rule 144(k) under the Securities Act, the undersigned confirms that without utilizing any general solicitation or general advertising that:

               [Check One]

[ ] (a) this Security is being transferred in compliance with the exemption from registration under the Securities
Act of 1933, as amended, provided by Rule 144A thereunder.

               or

[ ] (b) this Security is being transferred other than in accordance with (a) above and documents are being furnished which comply with the conditions of transfer set forth in this Security and the Indenture.

If none of the foregoing boxes is checked, the Trustee or other Registrar shall not be obligated to register this Security in the name of any Person other than the Holder hereof unless the conditions to any such transfer of registration set forth herein and in Sections 2.7, 2.8 and
2.9 of the Indenture shall have been satisfied.

Dated:
                         NOTICE: The signature to this
                         assignment must correspond with the
                         name as written upon the face of
                         the within-mentioned instrument in
                         every particular, without
                         alteration or any change
                         whatsoever.

                         Signature Guarantee:




                         Signature must be guaranteed by a
                         participant in a recognized
                         signature guaranty medallion
                         program or other signature
                         guarantor acceptable to the
                         Trustee.

TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED.

     The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion, in each case for investment and not with a view to distribution, and that it and any such account is a "Qualified Institutional Buyer" within the meaning of Rule 144A under the Securities Act of 1933 and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.


Dated:
                         NOTICE:  To be executed by an
                         executive officer

                      CONVERSION NOTICE


TO:  CV THERAPEUTICS, INC.
     3172 Porter Drive
     Palo Alto, California 94304


     The undersigned registered owner of this Security hereby irrevocably exercises the option to convert this Security, or the portion hereof (which is $1,000 principal amount or an integral multiple thereof) below designated, into shares of Common Stock in accordance with the terms of the Indenture referred to in this Security, and directs that the shares issuable and deliverable upon such conversion, together with any check in payment for fractional shares and any Securities representing any unconverted principal amount hereof, be issued and delivered to the registered holder hereof unless a different name has been indicated below. If shares or any portion of this Security not converted are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. Any amount required to be paid to the undersigned on account of interest (including Liquidated Damages, if any) accompanies this Security.


Dated:                   Your Name:
                              (Print your name exactly as it
                              appears on the face of this
                              Security)

                         Your Signature:
                              (Sign exactly as your name
                              appears on the face of this
                              Security)

                         Signature Guarantee*:

                         Social Security or other Taxpayer
                         Identification Number:



     Principal amount to be converted (if less than all):  $



     * Participant in a recognized Signature Guarantee
Medallion Program (or other signature guarantor acceptable to the Trustee).

Fill in for registration of shares (if to be issued) and Securities (if to be delivered) other than to and in the name of the registered holder:


          (Name)



          (Street Address)



          (City, State and Zip Code)

           NOTICE OF EXERCISE OF REPURCHASE RIGHT


TO:  CV THERAPEUTICS, INC.
     3172 Porter Drive
     Palo Alto, California 94304


     The undersigned registered owner of this Security hereby irrevocably acknowledges receipt of a notice from CV Therapeutics, Inc. (the "Company") as to the occurrence of a Change of Control with respect to the Company and requests and instructs the Company to repay the entire principal amount of this Security, or the portion thereof (which is $1,000 principal amount or an integral multiple thereof) below designated, in accordance with the terms of the Indenture referred to in this Security, together with interest (including Liquidated Damages, if any) accrued and unpaid to, but excluding, such date, to the registered holder hereof, in cash.


Dated:                   Your Name:
                              (Print your name exactly as it
                              appears on the face of this
                              Security)

                         Your Signature:
                              (Sign exactly as your name
                              appears on the face of this
                              Security)

                         Signature Guarantee*:

                         Social Security or other Taxpayer
                         Identification Number:


     Principal amount to be repaid (if less than all):  $








     * Participant in a recognized Signature Guarantee
Medallion Program (or other signature guarantor acceptable to the Trustee).

        SCHEDULE OF EXCHANGES FOR PHYSICAL SECURITIES

          The following exchanges of a part of this Global
Security for Physical Securities have been made:

  Date of     Amount of    Amount of    Principal     Signature
 Exchange    decrease in  increase in   Amount of        of
              Principal    Principal   this Global   authorized
              Amount of    Amount of     Security    officer of
             this Global  this Global   following      Trustee
               Security     Security       such
                                         decrease
                                           (or
                                        increase)